CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

DERIVED INFORMATION   5/13/04

$525,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,100,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

$525,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-4

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	575,000,000	I	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-2	354,500,000	-	II	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	35,750,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/Aa1/AA+
M-2	27,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA/Aa2/AA
M-3	22,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	AA-/Aa3/AA-
M-4	16,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A+/A1/A+
M-5	19,250,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A/A2/A
M-6	13,750,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A/A3/A-
B-1	13,750,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	A-/Baa1/BBB+
B-2	11,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB+/Baa2/BBB
B-3	11,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB/Baa3/BBB-
Total	525,000,000	575,000,000

Non-offered Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 1.10% and 1.53%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 33.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th (5)

Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 19) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.92%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.08%] over one-month libor.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	Wells Fargo Home Mortgage, Inc. [100.0%]
Trustee:	TBD
Cut-off Date:	On or about June 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [July 2, 2004], Closing Date [July 1, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in July 2004.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, June 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA+/Aa1/AA+

Class M-2:

  AA/Aa2/AA

Class M-3:

  AA/Aa3/AA-

Class M-4:

  AA-/A1/A+

Class M-5:

  A+/A2/A

Class M-6:

  A/A3/A-

Class B-1:

  A-/Baa1/BBB+

Class B-2:

  BBB+/Baa2/BBB

Class B-3:

  BBB/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-1, Class A-2, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.92%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.08%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2  Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 33.00%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the September 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	15.50%	17.55%	35.10%
M-1	12.25%	14.30%	28.60%
M-2	9.75%	11.80%	23.60%
M-3	7.75%	9.80%	19.60%
M-4	6.25%	8.30%	16.60%
M-5	4.50%	6.55%	13.10%
M-6	3.25%	5.30%	10.60%
B-1	2.00%	4.05%	8.10%
B-2 B-3	1.00% 0.00%	3.05% 2.05%	6.10% 4.10%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [2.05]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [4.10]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.    On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in July 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 35.10%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage

July 2007 – June 2008	[2.75%]*
July 2008 – June 2009	[4.25%]*
July 2009 – June 2010	[5.50%]*
July 2010 – June 2011	[6.00%]*
July 2011 and thereafter	[6.25%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on July 31, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the September 2004 Distribution Date or (ii) the August 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on July 31, 2004.

Group Allocation Amount: Distributions to Certificateholders

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

Distributions to Certificateholders:

10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class R Certificates, and then to (y) the Class A-2, and then to (z) the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the sum of the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class A-2, Certificates, and then to (y) the Class A-1 Certificates, the sum of the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero;

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero; and

(ii) sequentially, first to (x) the Class A-2, and then to (y) the Class A-1 Certificates, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero; and

2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

13.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.  To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;

18.  To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;

19.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

20.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

21.  To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

22.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

23. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 24. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 18) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

BOND SUMMARY

To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.1	0.9
First Pay (Month/Year)	Jul04	Jul04	Jul04	Jul04	Jul04	Jul04
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Apr07	Nov06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.6	3.3	2.5
First Pay (Month/Year)	Jan09	Jul07	Nov07	Nov08	May07	Nov06
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Feb07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.3	3.7	2.8
First Pay (Month/Year)	Jan09	Jul07	Oct07	Jun08	Mar08	Feb07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	May07

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	4.0	3.7	3.1
First Pay (Month/Year)	Jan09	Jul07	Sep07	Mar08	Mar08	May07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

Class M-4

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.9	3.7	3.1
First Pay (Month/Year)	Jan09	Jul07	Sep07	Jan08	Mar08	Aug07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

Class M-5

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.8	3.7	3.1
First Pay (Month/Year)	Jan09	Jul07	Aug07	Nov07	Feb08	Aug07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

Class M-6

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.6	3.1
First Pay (Month/Year)	Jan09	Jul07	Aug07	Oct07	Dec07	Aug07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.5	3.1
First Pay (Month/Year)	Jan09	Jul07	Jul07	Sep07	Nov07	Aug07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.1
First Pay (Month/Year)	Jan09	Jul07	Jul07	Sep07	Sep07	Aug07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.5	6.4	4.9	3.6	3.3	3.1
First Pay (Month/Year)	Jan09	Jul07	Jul07	Aug07	Aug07	Aug07
Last Pay (Month/Year)	Dec18	May14	Oct11	Jan09	Mar08	Aug07

To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.2	3.6	2.6	1.5	1.1	0.9
First Pay (Month/Year)	Jul04	Jul04	Jul04	Jul04	Jul04	Jul04
Last Pay (Month/Year)	Feb31	Jul25	Aug20	Oct14	Apr07	Nov06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.2	5.5	5.1	5.0	2.5
First Pay (Month/Year)	Jan09	Jul07	Nov07	Nov08	May07	Nov06
Last Pay (Month/Year)	Mar28	Jan22	Oct17	Nov12	Feb13	Feb07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.5	4.6	5.5	2.8
First Pay (Month/Year)	Jan09	Jul07	Oct07	Jun08	Apr09	Feb07
Last Pay (Month/Year)	Jun27	Apr21	Mar17	Jul12	Jan11	May07

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.3	4.6	4.8
First Pay (Month/Year)	Jan09	Jul07	Sep07	Mar08	Sep08	May07
Last Pay (Month/Year)	Aug26	Jul20	Aug16	Feb12	Oct10	Sep11

Class M-4

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.1	5.4	4.2	4.3	5.1
First Pay (Month/Year)	Jan09	Jul07	Sep07	Jan08	May08	Mar09
Last Pay (Month/Year)	Nov25	Nov19	Jan16	Oct11	Jun10	Feb10

Class M-5

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.0	5.3	4.1	4.0	4.4
First Pay (Month/Year)	Jan09	Jul07	Aug07	Nov07	Feb08	Jul08
Last Pay (Month/Year)	Feb25	Mar19	Jul15	Jun11	Mar10	Mar09

Class M-6

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.2	7.0	5.3	3.9	3.8	4.0
First Pay (Month/Year)	Jan09	Jul07	Aug07	Oct07	Dec07	Mar08
Last Pay (Month/Year)	Dec23	Apr18	Oct14	Dec10	Oct09	Dec08

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	6.9	5.2	3.8	3.7	3.7
First Pay (Month/Year)	Jan09	Jul07	Jul07	Sep07	Nov07	Jan08
Last Pay (Month/Year)	Nov22	Jun17	Feb14	Jul10	Jun09	Aug08

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.9	6.7	5.1	3.7	3.5	3.5
First Pay (Month/Year)	Jan09	Jul07	Jul07	Sep07	Sep07	Nov07
Last Pay (Month/Year)	Jul21	May16	Apr13	Jan10	Jan09	Apr08

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.3
First Pay (Month/Year)	Jan09	Jul07	Jul07	Aug07	Aug07	Sep07
Last Pay (Month/Year)	Jan20	Mar15	Jun12	Jun09	Jul08	Nov07

Collateral Net WAC – Class A-2

Collateral Net WAC – Mezzanine & Subordinate Classes

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Interest Rate Cap

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of one-month libor over the One-Month Libor Strike Rate as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 12.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$22,550,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

Class A-IO-2 Notional Schedule

    *     The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

    **  The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period shown above and the one-month libor rate for such period.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.  Approximately 21.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,764
Total Outstanding Loan Balance	$1,059,074,479*	Min	Max
Average Loan Current Balance	$156,575	$3,297	$1,000,000
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.14%	4.50%	14.15%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.38%
Weighted Average Margin	6.32%	1.18%	11.01%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	82.0%
% Fixed	18.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,100,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled
Current Rate (%)	Loans	Balance	Balance
0.01 - 5.00	90	23,503,815	2.2
5.01 - 5.50	218	47,730,907	4.5
5.51 - 6.00	504	112,565,014	10.6
6.01 - 6.50	937	187,954,753	17.7
6.51 - 7.00	1,058	190,772,706	18.0
7.01 - 7.50	932	149,533,490	14.1
7.51 - 8.00	973	142,743,749	13.5
8.01 - 8.50	610	81,924,794	7.7
8.51 - 9.00	474	60,099,863	5.7
9.01 - 9.50	233	22,663,941	2.1
9.51 - 10.00	189	14,691,597	1.4
10.01 - 10.50	115	8,005,423	0.8
10.51 - 11.00	86	5,345,099	0.5
11.01 - 11.50	65	2,958,001	0.3
11.51 - 12.00	140	3,771,853	0.4
12.01 - 12.50	83	2,732,245	0.3
12.51 - 13.00	32	1,246,009	0.1
13.01 - 13.50	21	677,312	0.1
13.51 - 14.00	2	90,275	0.0
14.01 - 14.50	2	63,632	0.0
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
FICO	Loans	Balance	Balance
Unavailable	3	305,296	0.0
476 - 500	13	2,022,932	0.2
501 - 525	317	45,770,863	4.3
526 - 550	543	78,542,682	7.4
551 - 575	708	95,571,314	9.0
576 - 600	1,035	145,588,330	13.7
601 - 625	1,107	158,342,547	15.0
626 - 650	1,212	192,089,764	18.1
651 - 675	754	130,877,982	12.4
676 - 700	509	99,162,325	9.4
701 - 725	246	47,702,677	4.5
726 - 750	192	38,797,711	3.7
751 - 775	83	15,793,968	1.5
776 - 800	35	7,347,435	0.7
801 - 825	7	1,158,653	0.1
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 50,000	657	20,150,627	1.9
50,001 - 100,000	1,677	128,790,420	12.2
100,001 - 150,000	1,730	213,878,355	20.2
150,001 - 200,000	996	171,753,753	16.2
200,001 - 250,000	624	139,337,843	13.2
250,001 - 300,000	380	103,924,247	9.8
300,001 - 350,000	251	81,093,437	7.7
350,001 - 400,000	190	71,263,031	6.7
400,001 - 450,000	99	42,157,194	4.0
450,001 - 500,000	78	37,154,630	3.5
500,001 - 550,000	24	12,560,738	1.2
550,001 - 600,000	33	19,108,650	1.8
600,001 >=	25	17,901,555	1.7
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Original LTV (%) *	Loans	Balance	Balance
<= 50.000	142	18,765,144	1.8
50.001 - 55.000	65	10,467,035	1.0
55.001 - 60.000	86	12,878,970	1.2
60.001 - 65.000	174	26,369,321	2.5
65.001 - 70.000	282	46,466,008	4.4
70.001 - 75.000	469	76,080,639	7.2
75.001 - 80.000	2,992	491,652,043	46.4
80.001 - 85.000	611	98,160,171	9.3
85.001 - 90.000	887	157,132,033	14.8
90.001 - 95.000	461	63,218,613	6.0
95.001 - 100.000	595	57,884,502	5.5
Total:	6,764	1,059,074,479	100.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	% Scheduled Balance
Full	4,450	656,375,424	62.0
Reduced	1,230	206,888,614	19.5
No Income/ No Asset	58	10,760,213	1.0
Stated Income / Stated Assets	1,026	185,050,228	17.5
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Occupancy Status	Loans	Balance	Balance
Primary	6,204	989,411,007	93.4
Second Home	36	4,713,099	0.4
Investment	524	64,950,372	6.1
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
State	Loans	Balance	Balance
California	1,426	325,111,678	30.7
Florida	749	94,650,120	8.9
New York	315	74,216,865	7.0
Washington	229	38,770,229	3.7
Illinois	248	38,314,355	3.6
Arizona	279	37,046,596	3.5
Nevada	199	33,948,972	3.2
Texas	301	32,799,637	3.1
Massachusetts	143	32,371,634	3.1
Michigan	295	27,990,081	2.6
Ohio	291	27,275,780	2.6
Oregon	169	26,791,409	2.5
Maryland	146	26,355,450	2.5
Colorado	160	26,112,462	2.5
Virginia	161	23,642,656	2.2
Other	1,653	193,676,556	18.3
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Purpose	Loans	Balance	Balance
Purchase	3,293	493,832,000	46.6
Refinance - Rate Term	453	60,571,843	5.7
Refinance - Cashout	3,018	504,670,635	47.7
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Product	Loans	Balance	Balance
Arm 2/28	4,359	719,449,726	67.9
Arm 3/27	808	141,197,074	13.3
Arm 5/25	35	7,649,643	0.7
Fixed – Balloon 15 /30	23	1,877,689	0.2
Fixed Rate	1,539	188,900,347	17.8
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Property Type	Loans	Balance	Balance
Single Family Residence	5,422	820,571,077	77.5
PUD	542	97,521,611	9.2
2 Family	296	58,031,182	5.5
Condo	322	46,403,407	4.4
3-4 Family	137	30,797,470	2.9
Co-op	43	5,305,102	0.5
Manufactured Housing	2	444,630	0.0
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Margin (%)	Loans	Balance	Balance
0.01 - 4.00	88	20,299,214	2.3
4.01 - 4.50	110	24,788,944	2.9
4.51 - 5.00	317	57,952,276	6.7
5.01 - 5.50	720	127,948,768	14.7
5.51 - 6.00	642	112,077,785	12.9
6.01 - 6.50	729	126,242,583	14.5
6.51 - 7.00	1,410	255,058,693	29.4
7.01 - 7.50	447	57,326,190	6.6
7.51 - 8.00	329	40,218,629	4.6
8.01 - 8.50	192	22,701,616	2.6
8.51 - 9.00	148	16,293,832	1.9
9.01 - 9.50	47	4,636,546	0.5
9.51 - 10.00	11	1,443,005	0.2
10.01 - 10.50	9	1,082,826	0.1
10.51 >=	3	225,537	0.0
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Months to Rate Reset	Loans	Balance	Balance
1 - 3	2	397,092	0.0
7 - 9	4	456,878	0.1
10 - 12	36	6,509,180	0.7
13 - 15	5	883,631	0.1
16 - 18	54	11,012,805	1.3
19 - 21	1,585	278,489,007	32.1
22 - 24	2,743	433,079,664	49.9
28 - 30	16	2,583,679	0.3
31 - 33	252	46,734,990	5.4
34 - 36	470	80,499,873	9.3
37 >=	35	7,649,643	0.9
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Maximum Rate (%)	Loans	Balance	Balance
9.51 - 11.50	195	39,653,759	4.6
11.51 - 12.00	255	59,937,485	6.9
12.01 - 12.50	522	104,479,894	12.0
12.51 - 13.00	666	129,877,998	15.0
13.01 - 13.50	623	114,331,962	13.2
13.51 - 14.00	620	100,947,917	11.6
14.01 - 14.50	624	92,389,530	10.6
14.51 - 15.00	719	103,972,985	12.0
15.01 - 15.50	455	61,850,141	7.1
15.51 - 16.00	333	41,707,232	4.8
16.01 - 16.50	89	9,025,739	1.0
16.51 - 17.00	42	4,184,472	0.5
17.01 - 17.50	24	2,507,913	0.3
17.51 - 18.00	19	2,112,764	0.2
18.01 >=	16	1,316,651	0.2
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Minimum Rate (%)	Loans	Balance	Balance
<= 4.50	35	8,241,109	0.9
4.51 - 5.50	352	79,821,178	9.2
5.51 - 6.00	415	91,815,523	10.6
6.01 - 6.50	739	144,432,953	16.6
6.51 - 7.00	814	144,273,018	16.6
7.01 - 7.50	753	119,001,223	13.7
7.51 - 8.00	837	123,677,150	14.2
8.01 - 8.50	533	72,181,672	8.3
8.51 - 9.00	398	51,658,959	5.9
9.01 - 9.50	153	16,303,658	1.9
9.51 - 10.00	89	8,213,384	0.9
10.01 - 10.50	34	3,769,585	0.4
10.51 - 11.00	26	2,701,642	0.3
11.01 - 11.50	13	994,843	0.1
11.51 - 12.00	8	793,368	0.1
12.01 - 12.50	2	365,867	0.0
12.51 >=	1	51,311	0.0
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Initial Periodic Cap (%)	Loans	Balance	Balance
1.00	16	2,653,704	0.3
1.50	33	5,362,790	0.6
2.00	217	56,573,972	6.5
3.00	4,914	799,490,726	92.1
5.00	22	4,215,250	0.5
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	Balance
1.00	3,332	532,028,239	61.3
1.50	1,870	336,268,204	38.7
Total:	5,202	868,296,443	100.0

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.   Approximately 23.6% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,010
Total Outstanding Loan Balance	$396,348,930*	Min	Max
Average Loan Current Balance	$197,189	$5,794	$1,000,000
Weighted Average Original LTV	81.3%**
Weighted Average Coupon	7.12%	4.50%	13.90%
Arm Weighted Average Coupon	7.06%
Fixed Weighted Average Coupon	7.37%
Weighted Average Margin	6.23%	1.18%	11.01%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	97.7%
% Second Liens	2.3%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.1%

*

Total group 2 collateral will be approximately [$419,500,000]

**

Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	% Scheduled Balance
0.01 - 5.00	37	12,336,029	3.1
5.01 - 5.50	65	19,148,245	4.8
5.51 - 6.00	168	52,335,660	13.2
6.01 - 6.50	269	70,193,366	17.7
6.51 - 7.00	309	70,926,081	17.9
7.01 - 7.50	237	49,370,412	12.5
7.51 - 8.00	211	40,317,953	10.2
8.01 - 8.50	123	19,595,197	4.9
8.51 - 9.00	180	24,992,786	6.3
9.01 - 9.50	144	14,716,571	3.7
9.51 - 10.00	98	9,281,696	2.3
10.01 - 10.50	48	4,738,740	1.2
10.51 - 11.00	41	3,504,184	0.9
11.01 - 11.50	26	1,660,404	0.4
11.51 - 12.00	34	1,731,947	0.4
12.01 - 12.50	13	1,035,080	0.3
12.51 - 13.00	5	340,671	0.1
13.01 - 13.50	1	59,191	0.0
13.51 - 14.00	1	64,718	0.0
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
FICO	Loans	Balance	% Scheduled Balance
Unavailable	2	85,896	0.0
476 - 500	4	409,901	0.1
501 - 525	163	21,431,537	5.4
526 - 550	208	30,808,468	7.8
551 - 575	212	33,476,428	8.4
576 - 600	268	51,774,579	13.1
601 - 625	302	57,455,950	14.5
626 - 650	324	70,434,622	17.8
651 - 675	208	48,342,985	12.2
676 - 700	136	38,254,069	9.7
701 - 725	71	16,946,659	4.3
726 - 750	69	17,068,635	4.3
751 - 775	33	7,167,624	1.8
776 - 800	9	2,585,482	0.7
801 - 825	1	106,096	0.0
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	% Scheduled Balance
<= 50,000	124	4,545,900	1.1
50,001 - 100,000	496	37,559,934	9.5
100,001 - 150,000	494	60,739,977	15.3
150,001 - 200,000	227	39,053,254	9.9
200,001 - 250,000	113	25,016,319	6.3
250,001 - 300,000	59	15,950,207	4.0
300,001 - 350,000	95	31,785,424	8.0
350,001 - 400,000	156	58,469,322	14.8
400,001 - 450,000	90	38,424,703	9.7
450,001 - 500,000	74	35,232,948	8.9
500,001 - 550,000	24	12,560,738	3.2
550,001 - 600,000	33	19,108,650	4.8
600,001 >=	25	17,901,555	4.5
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Original LTV (%) *	Loans	Balance	% Scheduled Balance
<= 50.000	35	5,241,200	1.3
50.001 - 55.000	14	2,914,319	0.7
55.001 - 60.000	27	4,005,345	1.0
60.001 - 65.000	60	10,668,527	2.7
65.001 - 70.000	112	18,996,246	4.8
70.001 - 75.000	217	36,176,817	9.1
75.001 - 80.000	838	171,272,571	43.2
80.001 - 85.000	201	41,179,763	10.4
85.001 - 90.000	236	60,609,962	15.3
90.001 - 95.000	98	20,643,450	5.2
95.001 - 100.000	172	24,640,730	6.2
Total:	2,010	396,348,930	100.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	% Scheduled Balance
Full	1,307	247,288,867	62.4
Reduced	292	66,603,305	16.8
No Income/ No Asset	40	6,972,158	1.8
Stated Income / Stated Assets	371	75,484,601	19.0
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	% Scheduled Balance
Primary	1,819	371,104,164	93.6
Second Home	11	1,845,314	0.5
Investment	180	23,399,452	5.9
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
State	Loans	Balance	% Scheduled Balance
California	483	145,609,814	36.7
Florida	234	34,438,555	8.7
New York	83	23,379,711	5.9
Georgia	119	16,630,090	4.2
Massachusetts	66	15,462,995	3.9
Washington	72	14,696,872	3.7
Nevada	64	14,338,232	3.6
Oregon	63	11,576,663	2.9
Colorado	43	9,154,703	2.3
Illinois	38	8,866,867	2.2
Maryland	32	8,819,216	2.2
Arizona	51	8,735,292	2.2
Ohio	76	7,556,216	1.9
Texas	49	7,416,735	1.9
Michigan	90	7,404,841	1.9
Other	447	62,262,129	15.7
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Purpose	Loans	Balance	% Scheduled Balance
Purchase	784	162,739,453	41.1
Refinance - Rate Term	134	22,886,700	5.8
Refinance - Cashout	1,092	210,722,777	53.2
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Product	Loans	Balance	% Scheduled Balance
Arm 2/28	1,265	263,822,256	66.6
Arm 3/27	252	56,091,045	14.2
Arm 5/25	7	3,001,948	0.8
Fixed - Balloon 15 /30	9	1,414,145	0.4
Fixed Rate	477	72,019,535	18.2
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Property Type	Loans	Balance	% Scheduled Balance
Single Family Residence	1,666	320,491,609	80.9
PUD	146	37,809,900	9.5
Condo	96	17,046,670	4.3
2 Family	66	12,973,638	3.3
3-4 Family	33	7,202,361	1.8
Manufactured Housing	2	444,630	0.1
Co-op	1	380,123	0.1
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	% Scheduled Balance
0.01 - 4.00	21	6,685,645	2.1
4.01 - 4.50	38	12,933,011	4.0
4.51 - 5.00	150	30,278,728	9.4
5.01 - 5.50	208	50,396,510	15.6
5.51 - 6.00	193	42,416,087	13.1
6.01 - 6.50	203	46,132,565	14.3
6.51 - 7.00	357	85,548,373	26.5
7.01 - 7.50	107	18,561,215	5.7
7.51 - 8.00	85	12,653,221	3.9
8.01 - 8.50	53	5,831,383	1.8
8.51 - 9.00	54	5,518,729	1.7
9.01 - 9.50	37	3,624,815	1.1
9.51 - 10.00	9	1,256,911	0.4
10.01 - 10.50	6	852,522	0.3
10.51 >=	3	225,537	0.1
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	% Scheduled Balance
7 - 9	4	456,878	0.1
10 - 12	21	3,547,220	1.1
13 - 15	5	883,631	0.3
16 - 18	16	4,227,407	1.3
19 - 21	688	133,772,850	41.4
22 - 24	584	129,417,056	40.1
28 - 30	4	1,072,934	0.3
31 - 33	65	18,486,774	5.7
34 - 36	130	28,048,550	8.7
37 >=	7	3,001,948	0.9
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	% Scheduled Balance
9.51 - 11.50	96	20,154,922	6.2
11.51 - 12.00	123	33,943,676	10.5
12.01 - 12.50	159	41,127,930	12.7
12.51 - 13.00	218	56,755,212	17.6
13.01 - 13.50	179	43,368,432	13.4
13.51 - 14.00	152	34,523,053	10.7
14.01 - 14.50	112	24,019,393	7.4
14.51 - 15.00	145	27,595,604	8.5
15.01 - 15.50	95	13,866,356	4.3
15.51 - 16.00	114	14,269,206	4.4
16.01 - 16.50	59	5,958,616	1.8
16.51 - 17.00	27	2,671,908	0.8
17.01 - 17.50	15	1,793,057	0.6
17.51 - 18.00	17	1,841,302	0.6
18.01 >=	13	1,026,584	0.3
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	% Scheduled Balance
<= 4.50	11	3,584,373	1.1
4.51 - 5.50	104	34,750,997	10.8
5.51 - 6.00	129	41,811,598	12.9
6.01 - 6.50	209	54,080,416	16.7
6.51 - 7.00	233	54,793,211	17.0
7.01 - 7.50	184	38,917,136	12.1
7.51 - 8.00	168	34,217,966	10.6
8.01 - 8.50	98	15,535,878	4.8
8.51 - 9.00	147	20,549,621	6.4
9.01 - 9.50	105	11,279,317	3.5
9.51 - 10.00	66	5,941,379	1.8
10.01 - 10.50	25	3,054,729	0.9
10.51 - 11.00	23	2,322,349	0.7
11.01 - 11.50	11	865,733	0.3
11.51 - 12.00	8	793,368	0.2
12.01 - 12.50	2	365,867	0.1
12.51 >=	1	51,311	0.0
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	% Scheduled Balance
1.00	14	2,277,570	0.7
1.50	6	1,479,202	0.5
2.00	66	26,452,000	8.2
3.00	1,437	292,158,478	90.5
5.00	1	548,000	0.2
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	% Scheduled Balance
1.00	1,182	221,907,910	68.7
1.50	342	101,007,340	31.3
Total:	1,524	322,915,250	100.0